                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                      -------------------------------------

                                   FORM 8-K
                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)                         17-Mar-97

Transworld Insurance Company d/b/a Eduacaid (as Seller) under a Third Supplemental Sale and Servicing Agreement, dated as of December 27, 1996 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1996-2.



             Transworld Insurance Company d/b/a Educaid, As Seller
===============================================================================
            (Exact name of regristrant as specified in its charter)




     Arizona                      33-89200                    Applied For
     -------                      --------                    -----------

     State or other              (Commission                 (IRS Employer
     jurisdiction of              File Number)                ID Number)
     incorporation)


     2840 Morris Avenue, Union, New Jersey 07083
     ---------------------------------------------------------------------
     (Address of principal executive officer)

     Regristrant's Telephone Number,                               908-686-2000
                                                                  -------------
     including area code:

                                      n/a
   -------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

     Item 5           Other Events
                      ------------

Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-9 with respect to the following Distribution Date:

 A-9........................................................ 17-Mar-97

     Item 7          Financial Statements and Exhibits
                     ---------------------------------

The Quarterly Report on Form 10Q for the period ended September 30, 1996 which has been filed with the Securities and Exchange Commission by AMBAC Inc., is hereby incorporated into this Form 8-K.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                CLASSNOTES TRUST 1996-I

                                THE MONEY STORE INC., Representative
                                TRANS-WORLD INSURANCE COMPANY, Seller

                                By:  \s\ Harry Puglisi
                                ------------------------------
                                Name: Harry Puglisi
                                   Title:    Treasurer
                                              of the Money Store Inc. and
                                Trans-World Insurance Company
                                              d/b/a Educaid

Dated: March 7, 1997

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

 ==============================================================================
                            CLASSNOTES TRUST 1995 - I

Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
CLASS A-9                           Determination Date                 03/10/97
Cusip #182743AF1                    Distribution Date                  03/17/97
                                    Record Date                        03/13/97

================================================================================

(i)  Amount of Principal being paid or distributed in
     respect of the Notes
                CLASS A-9 NOTES                                                                                          0.00
                Per $50,000 original principal amount of the Notes                                                    0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-9 NOTES                                                                                    578,106.90
                Per $50,000 original principal amount of the Notes                                                 206.466750


(iii)(A)  Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-9 NOTES                                                                                          0.00
                Per $50,000 original principal amount of the Notes                                                   0.000000

     (B)    Remaining Amount of Noteholders' Auction Rate Interest
            Carryover to be paid or distributed in respect of the Notes

                CLASS A-9 NOTES                                                                                          0.00
                Per $50,000 original principal amount of the Notes                                                   0.000000


(iv) Pool Balance at end of preceding Collection Period                                                        636,926,685.42


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                   CLASS A-9 NOTES                                                                             140,000,000.00

(vi) Applicable Interest Rate:
                (a)   In general:

                        1.  Auction Rate for the prior Interest Period:

                                     CLASS A-9 NOTES
                                        PERIOD 1                                                                      0.00000%
                                        PERIOD 2                                                                      5.74406%
                                        PERIOD 3                                                                      5.55656%
                                      CURRENT RATE          (LIBOR)                                                   5.50578%



                        2.  NET LOAN RATE

                                        PERIOD 1                                                                       6.6650%
                                        PERIOD 2                                                                       6.5440%
                                        PERIOD 3                                                                       6.6750%

                (b)   Amount of Interest that would have been paid
                      on such Note Distribution Date if Interest was
                      calculated instead based on the Net Loan Rate                                                698,230.56

(vii)           (a)   Service Fee for related Collection Period  (Pro Rata)                                         65,295.42
                      Per $50,000 original principal amount of the Notes                                            23.319793

                (b)   Service Fee Carryover for related Collection Period

                      1.  Distributed                                                                                    0.00
                      Per $50,000 original principal amount of the Notes                                             0.000000

                      2.  Remaining Balance                                                                              0.00
                      Per $50,000 original principal amount of the Notes                                             0.000000


(viii)          Amount of Fees for related Collection Period:

                      1.  Administration Fee  (Pro Rata)                                                             1,750.00
                      Per $50,000 original principal amount of the Notes                                             0.625000

                      2.  Auction Agent Fee  (Pro Rata)                                                                  0.00
                      Per $50,000 original principal amount of the Notes                                             0.000000

                      3.  Indenture Trustee Fee  (Pro Rata)                                                              0.00
                      Per $50,000 original principal amount of the Notes                                             0.000000

                      4.  Eligible Lender Trustee Fee  (Pro Rata)                                                      866.32
                      Per $50,000 original principal amount of the Notes                                             0.309399

                      5.  Surety Provider Fee  (Pro Rata)                                                            8,303.91
                      Per $50,000 original principal amount of the Notes                                             2.965682

(ix) Amount of payments to the Surety Provider in reimbursement of prior draws under any Note

                Surety Bond or the Certificate Surety Bond                                                               0.00

(x)             Aggregate amount of Realized losses for the
                related Collection period                                                                                0.00

(xi)            Aggregate amount received with respect to Financed
                Student Loans for which Realized Losses were
                allocated previously                                                                                     0.00

(xii)           (a)     Amount of the distribution attributable to amounts
                        in the Reserve Account                                                                           0.00

                (b)     Amount of any other withdrawals from the Reserve
                        Account for such Distribution Date                                                               0.00

                (c)     Amount in the Reserve Account                                                            2,164,742.31

(xiii)   Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
         such draw)                                                        0.00


(xiv)           (a)    Portion (if any) of the distribution attributable to amounts on
                       deposit in the Pre-Funding Account                                                                0.00

                (b)     Amount in the Pre-Funding Account                                                              573.79

(xv)            Aggregate amount if any paid by the Eligible Lender Trustee for
                Additional Financed Student Loans during the preceding collection
                period                                                                                                   0.00

(xvi)           Amount in the Pre-Funding Account at the end of the Funding Period to
                be distributed as a payment of principal in respect of:

                      (a) CLASS A-1 NOTES                                                                                0.00
                      (b) CLASS A-1 NOTES (Only if Class___ Notes
                          have been paid in full)                                                                        0.00

(xvii)          Aggregate amount (if any) paid for Financed Student Loans during
                the preceding collection period.                                                                         0.00

(xviii)         As of the end of the preceding Collection Period:

                (a)  Number of Financed Student Loans that are 30 to 60 days                                    15,545,002.68
                     Delinquent

                (b)  Number of Financed Student Loans that are 61 to 90 days                                     8,851,351.54
                     Delinquent

                (c)  Number of Financed Student Loans that are 91 to 180 days                                    4,734,372.01
                     Delinquent

                (d)  Number of Financed Student Loans that are more than 181                                     1,847,566.80
                     days Delinquent

                (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                     awaiting payment                                                                            1,639,847.40

(xix)           Parity Percentage             Numerator               680,841,047.86
                 as of      02/28/97          Denominator             675,071,209.62                                   100.85%

(xx)            Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
                Student Holdings)                                                                                  310,762.69

(xxi)           Amount of Additional Principal Payments, if any, made on
                such Distribution Date                                                                                   0.00


The Money Store, Inc.

By:  \s\ Harry Puglisi
-----------------------
Harry Puglisi
Treasurer